TAXES ON INCOME - Disclosure of reconciliation of theoretical tax expense assuming all income is taxed at statutory rate applicable to income of companies in Israel, and actual tax expense (Details) - USD ($)
$ in Thousands
	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Major components of tax expense (income) [abstract]
Income (loss) before taxes on income	$ (26,814)	$ (5,964)	$ 1,312
Statutory tax rate in Israel	23.00%	23.00%	23.00%
Tax computed at the statutory tax rate	$ (6,167)	$ (1,372)	$ 302
Increase (decrease) in taxes resulting from:
Taxes in respect of previous years	(30)	(70)	7
Non-deductible expenses (non-taxable income)	2,519	406	(1,699)
Different tax rates	88	63	60
Loss for which deferred taxes were not recognized	4,529	1,864	2,234
Capital losses for which deferred taxes were not recognized	0	0	193
Total	$ 939	$ 891	$ 1,097